United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported August 30, 2002
                                 ---------------


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                     1-4668                   None
-----------------------------        --------------        ----------------
(State or other jurisdiction         (Commission              (IRS employer
       of incorporation)             File Number )          Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA        None
----------------------------------------------------------    -------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On May 21, 2002, the Registrant's 59% owned subsidiary, Coastal Petroleum Company, filed a lawsuit against the State of Florida seeking compensation for the State's alleged taking of its property rights to explore for oil and gas within its state lease 224-B in the Gulf of Mexico. On August 30, 2002, the Leon County Circuit Court trial judge denied the State of Florida`s motion to dismiss the case.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

                                    None

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                  (Registrant)



                                         By /s/ Benjamin W. Heath
                                        ----------------------------------
                                                Benjamin W. Heath
                                                President

Date:  September 9, 2002